UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2025

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2025, Westwater Resources, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Investors”) under which the Company agreed to issue and sell in a registered public offering directly to the Investors (the “Offering”), convertible notes for up to an aggregate principal amount of $5,000,000 (the “Notes”), which will be convertible into shares of the Company’s common stock, par value of $0.001 per share (the “Common Stock”).

The Securities Purchase Agreement contains customary representations, warranties and covenants. The Notes contain customary affirmative and negative covenants, including certain limitations on debt, liens, restricted payments, asset transfers, changes in the business and transactions with affiliates. The Notes also contain standard and customary events of default.

No Note may be converted to the extent that such conversion would cause a holder of such Note to become the beneficial owner of more than 9.99% of the then outstanding Common Stock, after giving effect to such conversion (the “Beneficial Ownership Cap”).

The Notes shall not bear interest except that upon the occurrence and during the continuance of an event of default. Upon the occurrence and during the continuance of an event of default, the interest rate on the Notes will be 18% per annum. Unless earlier converted, the Notes will mature on the twenty-four month anniversary of their respective issuance dates.

At any time after the issuance date, all amounts due under the Notes are convertible, in whole or in part, and subject to the Beneficial Ownership Cap, at a conversion price equal to $0.83, which is subject to customary adjustments upon any stock split, stock dividend, stock combination, recapitalization, subsequent issuances, and other events. Starting on the closing date, the Notes amortize in installments, and we will make monthly payments on the first trading day of each monthly anniversary commencing on the closing date through the maturity date, payable in cash or shares of common stock. Upon the satisfaction of certain conditions, we may prepay outstanding Notes upon not less than 20 trading days’ written notice by paying an amount equal to the portion of the Notes being redeemed at a 115% premium.

Pursuant to the Securities Purchase Agreement, the Company has agreed to seek stockholder approval of the issuance of conversion shares upon the future conversion of Notes, if any, that would exceed 19.9% of the Company’s issued and outstanding Common Stock, in order to comply with the rules and regulations of NYSE American. In connection with the obligation to seek such stockholder approval, the Company entered into voting agreements (each, a “Voting Agreement”) with certain officers and directors of the Company, pursuant to which each such officer and director agreed to vote shares of Common Stock held by such person in favor of such stockholder proposal.

The Notes and shares issuable upon conversion of the Notes are being offered and sold pursuant to a prospectus supplement which will be filed in connection with a “takedown” from the Company’s shelf registration statement on Form S-3 (File No. 333-280685) declared effective on August 29, 2024.

The foregoing descriptions of the Securities Purchase Agreement, the Notes and the Voting Agreements are not complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are included as Exhibits 10.1, 10.2 and 10.3 hereto, and incorporated by reference herein. An opinion of counsel regarding the validity of the securities being issued and sold by the Company in the transactions described in the Securities Purchase Agreement is filed as Exhibit 5.1.

Item 2.02 Results of Operations and Financial Condition

The information included under Item 7.01. Preliminary Estimated Financial Results is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 7.01 Regulation FD Disclosure

Preliminary Estimated Financial Results

In connection with the Offering, the Company is providing preliminary estimated unaudited financial results for the three months ended June 30, 2025. The preliminary estimated unaudited financial results for the three months ended June 30, 2025 are attached hereto as Exhibit 99.1.

The preliminary estimated unaudited financial results for the three months ended June 30, 2025 are based upon information available to the Company as of the date hereof. The data is not a comprehensive statement of the Company’s financial results for the three months ended June 30, 2025, and the Company’s actual results may differ materially from this preliminary estimated data. While the Company currently expects its results for the three months ended June 30, 2025 to be within the ranges set forth in the preliminary estimated unaudited financial results, the review of its financial statements for the three months ended June 30, 2025 has not been completed. During the course of the preparation of the Company's financial statements and related notes and the completion of the review for the three months ended June 30, 2025, additional adjustments to the preliminary estimated financial information may be identified. Any such adjustments may be material. The preliminary estimated financial information has been prepared by, and is the responsibility of, management. The Company's independent registered public accounting firm, Baker Tilly LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data. Accordingly, Baker Tilly LLP does not express an opinion or any other form of assurance with respect thereto.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “working to finalize,” “estimated timing,” “due diligence,” “line of sight,” “estimated,” “planned,” “projected,” “potential,” “update” or “further updates,” and other similar words or phrases. Forward looking statements include, among other things, among others, statements the Company makes regarding expected operating results and future financial condition. The Company cautions that there are factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. Those uncertainties and other factors are discussed in Westwater’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent securities filings, and they could cause actual results to differ materially from management expectations.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
*5.1	Opinion of Holland & Hart LLP.
*10.1	Securities Purchase Agreement dated August 7, 2025 between Westwater Resources, Inc. and the investors party thereto.
*10.2	Form of Series B-1 Convertible Note dated August 7, 2025 between Westwater Resources, Inc. issued by Westwater Resources, Inc. to the holder.
*10.3	Form of Voting Agreement dated August 7, 2025 between Westwater Resources, Inc. and the stockholder party thereto.
*99.1	Preliminary Estimated Unaudited Financial Results for the Three Months ended June 30, 2025
23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westwater Resources, Inc.

Dated: August 7, 2025	/s/ Steven M. Cates
Steven M. Cates
Senior Vice President – Finance and Chief Financial Officer